Exhibit 99.1

For Immediate Release

Contact:	Ken Bond	Deborah Hellinger
	Oracle Investor Relations	Oracle Corporate Communications
	1.650.607.0349	1.212.508.7935
	ken.bond@oracle.com	deborah.hellinger@oracle.com

ORACLE REPORTS GAAP EPS OF $0.51; NON-GAAP EPS OF $0.63

CLOUD SAAS AND PAAS REVENUES UP 34% IN U.S. DOLLARS AND UP 39% IN CONSTANT CURRENCY

REDWOOD SHORES, Calif., December 16, 2015 — Oracle Corporation (NYSE: ORCL) today announced fiscal 2016 Q2 results. The strengthening of the U.S. dollar compared to foreign currencies had a significant impact on results in the quarter. Total Revenues were $9.0 billion, down 6% in U.S. dollars and unchanged in constant currency. Cloud plus On-Premise Software Revenues were $7.0 billion, down 4% in U.S. dollars and up 2% in constant currency. Total Cloud Revenues were $649 million, up 26% in U.S. dollars and up 31% in constant currency. Cloud software as a service (SaaS) and platform as a service (PaaS) revenues were $484 million, up 34% in U.S. dollars and up 39% in constant currency. Cloud infrastructure as a service (IaaS) revenues were $165 million, up 7% in U.S. dollars and up 11% in constant currency. Total On-Premise Software Revenues were $6.4 billion, down 7% in U.S. dollars and unchanged in constant currency. Total Hardware Revenues were $1.1 billion, down 16% in U.S. dollars and down 10% in constant currency. Total Services Revenues were $861 million, down 8% in U.S. dollars and unchanged in constant currency.

Operating Income was $3.0 billion and Operating Margin was 33%. Non-GAAP Operating Income was $3.7 billion and non-GAAP Operating Margin was 41%. Net Income was $2.2 billion while non-GAAP Net Income was $2.7 billion. Earnings Per Share was $0.51, while non-GAAP Earnings Per Share was $0.63. Without the impact of the U.S. dollar strengthening compared to foreign currencies, Oracle’s reported GAAP Earnings Per Share would have been 5 cents higher and non-GAAP Earnings Per Share would have been 6 cents higher.

Short-term deferred revenues were $7.0 billion, up 3% in U.S. dollars and up 9% in constant currency compared with a year ago. Operating cash flow on a trailing twelve-month basis was $12.9 billion.

“We’re very pleased with our non-GAAP EPS of $0.63, beating the mid-point of guidance by 4 cents despite a stronger than expected currency headwind,” said Oracle CEO, Safra Catz. “We grew our SaaS and PaaS revenue 38% in constant dollars this past quarter, and we expect that revenue growth rate to accelerate to nearly 50% in Q3 and close to 60% in Q4. This rapid increase in our cloud revenue will help drive our SaaS and PaaS cloud gross margins from 43% in Q2 to approaching 60% in Q4 and drive significant EPS growth in Q4.”

“It was a very strong growth quarter for our cloud business, with SaaS and PaaS bookings up 75% in constant currency and billings up 68% in U.S. dollars,” said Oracle CEO, Mark Hurd. “We did 100 Fusion HCM deals and over 300 Fusion ERP deals in the quarter. We now have more than 1,500 ERP customers in the cloud – that’s at least ten times more ERP customers than Workday.”

“We are still on-target to sell and book more than $1.5 billion of new SaaS and PaaS business this fiscal year,” said Oracle Executive Chairman and CTO Larry Ellison. “That is considerably more SaaS and PaaS new business than any other cloud services provider including salesforce.com.”

The Board of Directors also declared a quarterly cash dividend of $0.15 per share of outstanding common stock. This dividend will be paid to stockholders of record as of the close of business on January 6, 2016, with a payment date of January 27, 2016.

Q2 Fiscal 2016 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (816) 287-5563, Passcode: 425392. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor. In addition, Oracle’s Q2 results and Fiscal 2016 financial tables are available on the Oracle Investor Relations website.

A replay of the conference call will also be available by dialing (855) 859-2056 or (404) 537-3406, Pass Code: 1507329.

About Oracle

Oracle offers a comprehensive and fully integrated stack of cloud applications and platform services. For more information about Oracle (NYSE: ORCL), visit www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s future plans, expectations, beliefs, intentions and prospects, including statements regarding our expectations of future growth in our SaaS and PaaS gross margins, revenues, EPS and bookings; and the timing of such growth are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, geopolitical and market conditions, including the continued slow economic recovery in Europe, parts of the U.S. and other parts of the world, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for contracts. (3) Our cloud computing strategy, including our Cloud SaaS, PaaS, IaaS and Database as a Service offerings, may not be successful. (4) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses, cloud software subscriptions or hardware systems products or purchase or renew support contracts. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses. (6) If the security measures for our software, hardware, services or Oracle Cloud offerings are compromised or subject to a successful cyber-attack, or if such offerings contain significant coding, manufacturing or configuration errors, we may experience reputational harm, legal claims and financial exposure. (7) We have an active acquisition program and our acquisitions may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. A detailed discussion of these factors and other risks that affect our business is contained in our U.S. Securities and Exchange Commission SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of December 16, 2015. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q2 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase		% Increase (Decrease)
	2015	% of Revenues		2014	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$484	5%		$361	4%		34%		39%
Cloud infrastructure as a service	165	2%		155	1%		7%		11%

Total cloud revenues	649	7%		516	5%		26%		31%

New software licenses	1,677	19%		2,045	21%		(18%	)	(12%	)
Software license updates and product support	4,683	52%		4,768	50%		(2%	)	5%

Total on-premise software revenues	6,360	71%		6,813	71%		(7%	)	0%

Total cloud and on-premise software revenues	7,009	78%		7,329	76%		(4%	)	2%

Hardware products	573	6%		717	8%		(20%	)	(14%	)
Hardware support	550	6%		617	6%		(11%	)	(5%	)

Total hardware revenues	1,123	12%		1,334	14%		(16%	)	(10%	)

Total services revenues	861	10%		935	10%		(8%	)	0%

Total revenues	8,993	100%		9,598	100%		(6%	)	0%

OPERATING EXPENSES
Sales and marketing	1,945	22%		1,897	20%		3%		10%
Cloud software as a service and platform as a service	280	3%		165	2%		70%		79%
Cloud infrastructure as a service	91	1%		87	1%		5%		9%
Software license updates and product support	293	3%		296	3%		(1%	)	8%
Hardware products	325	3%		369	4%		(12%	)	(5%	)
Hardware support	174	2%		218	2%		(20%	)	(15%	)
Services	690	8%		764	8%		(10%	)	(3%	)
Research and development	1,444	16%		1,389	14%		4%		6%
General and administrative	285	3%		272	3%		5%		10%
Amortization of intangible assets	423	5%		568	6%		(26%	)	(26%	)
Acquisition related and other	(7)	0%		(20)	0%		67%		69%
Restructuring	95	1%		51	0%		85%		104%

Total operating expenses	6,038	67%		6,056	63%		0%		5%

OPERATING INCOME	2,955	33%		3,542	37%		(17%	)	(8%	)
Interest expense	(371)	(4%	)	(282)	(3%	)	31%		31%
Non-operating income, net	84	1%		9	0%		842%		1,135%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,668	30%		3,269	34%		(18%	)	(9%	)

Provision for income taxes	471	6%		767	8%		(39%	)	(32%	)

NET INCOME	$2,197	24%		$2,502	26%		(12%	)	(3%	)

EARNINGS PER SHARE:
Basic	$0.52			$0.57
Diluted	$0.51			$0.56
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,239			4,417
Diluted	4,316			4,505

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended November 30, 2015 compared with the corresponding prior year period decreased our revenues by 6 percentage points, operating expenses by 5 percentage points and operating income by 9 percentage points.

ORACLE CORPORATION

Q2 FISCAL 2016 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2015 GAAP	Adj.	2015 Non-GAAP	2014 GAAP	Adj.	2014 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES	$8,993	$3	$8,996	$9,598	$10	$9,608	(6%)	(6%)	0%	0%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$7,009	$3	$7,012	$7,329	$8	$7,337	(4%)	(4%)	2%	2%
Cloud software as a service and platform as a service	484	3	487	361	3	364	34%	34%	39%	38%
Cloud infrastructure as a service	165	—	165	155	—	155	7%	7%	11%	11%
New software licenses	1,677	—	1,677	2,045	—	2,045	(18%)	(18%)	(12%)	(12%)
Software license updates and product support	4,683	—	4,683	4,768	5	4,773	(2%)	(2%)	5%	5%
TOTAL HARDWARE REVENUES	$1,123	$—	$1,123	$1,334	$2	$1,336	(16%)	(16%)	(10%)	(10%)
Hardware products	573	—	573	717	—	717	(20%)	(20%)	(14%)	(14%)
Hardware support	550	—	550	617	2	619	(11%)	(11%)	(5%)	(5%)

TOTAL OPERATING EXPENSES	$6,038	$(765)	$5,273	$6,056	$(839)	$5,217	0%	1%	5%	7%
Cloud software as a service and platform as a service	280	(4)	276	165	(3)	162	70%	70%	79%	79%
Stock-based compensation (3)	250	(250)	—	237	(237)	—	5%	*	5%	*
Amortization of intangible assets (4)	423	(423)	—	568	(568)	—	(26%)	*	(26%)	*
Acquisition related and other	(7)	7	—	(20)	20	—	67%	*	69%	*
Restructuring	95	(95)	—	51	(51)	—	85%	*	104%	*
CLOUD SOFTWARE AS A SERVICE AND PLATFORM AS A SERVICE MARGIN %	42%		43%	54%		55%	(1,218) bp.	(1,200) bp.	(1,295) bp.	(1,280) bp.
OPERATING INCOME	$2,955	$768	$3,723	$3,542	$849	$4,391	(17%)	(15%)	(8%)	(8%)
OPERATING MARGIN %	33%		41%	37%		46%	(405) bp.	(431) bp.	(307) bp.	(385) bp.
INCOME TAX EFFECTS (5)	$471	$230	$701	$767	$234	$1,001	(39%)	(30%)	(32%)	(24%)
NET INCOME	$2,197	$538	$2,735	$2,502	$615	$3,117	(12%)	(12%)	(3%)	(5%)
DILUTED EARNINGS PER SHARE	$0.51		$0.63	$0.56		$0.69	(8%)	(8%)	2%	0%
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,316	—	4,316	4,505	—	4,505	(4%)	(4%)	(4%)	(4%)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Stock-based compensation was included in the following GAAP operating expense categories:

	Three Months Ended November 30, 2015			Three Months Ended November 30, 2014
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$55	$(55)	$—	$43	$(43)	$—
Cloud infrastructure as a service	1	(1)	—	1	(1)	—
Software license updates and product support	6	(6)	—	4	(4)	—
Hardware products	2	(2)	—	1	(1)	—
Hardware support	1	(1)	—	2	(2)	—
Services	7	(7)	—	9	(9)	—
Research and development	151	(151)	—	134	(134)	—
General and administrative	27	(27)	—	43	(43)	—

Subtotal	250	(250)	—	237	(237)	—

Cloud software as a service and platform as a service	4	(4)	—	3	(3)	—
Acquisition related and other	—	—	—	1	(1)	—

Total stock-based compensation	$254	$(254)	$—	$241	$(241)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of November 30, 2015 was as follows:

Remainder of Fiscal 2016	$757
Fiscal 2017	1,005
Fiscal 2018	858
Fiscal 2019	751
Fiscal 2020	608
Fiscal 2021	466
Thereafter	1,154

Total intangible assets, net	$5,599

(5)	Income tax effects were calculated reflecting an effective GAAP tax rate of 17.6% and 23.5% in the second quarter of fiscal 2016 and 2015, respectively, and an effective non-GAAP tax rate of 20.4% and 24.3% in the second quarter of fiscal 2016 and 2015, respectively. The differences between our GAAP and non-GAAP tax rates in the second quarter of fiscal 2016 and 2015 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2016 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase		% Increase (Decrease)
	2015	% of Revenues		2014	% of Revenues		(Decrease) in US $		in Constant Currency (1)

REVENUES
Cloud software as a service and platform as a service	$934	5%		$698	4%		34%		39%
Cloud infrastructure as a service	325	2%		293	1%		11%		17%

Total cloud revenues	1,259	7%		991	5%		27%		32%

New software licenses	2,829	16%		3,415	19%		(17%	)	(11%	)
Software license updates and product support	9,379	54%		9,499	52%		(1%	)	6%

Total on-premise software revenues	12,208	70%		12,914	71%		(5%	)	2%

Total cloud and on-premise software revenues	13,467	77%		13,905	76%		(3%	)	4%

Hardware products	1,142	7%		1,295	7%		(12%	)	(4%	)
Hardware support	1,108	6%		1,204	7%		(8%	)	(1%	)

Total hardware revenues	2,250	13%		2,499	14%		(10%	)	(2%	)

Total services revenues	1,724	10%		1,790	10%		(4%	)	5%

Total revenues	17,441	100%		18,194	100%		(4%	)	3%

OPERATING EXPENSES
Sales and marketing	3,675	21%		3,603	20%		2%		10%
Cloud software as a service and platform as a service	555	3%		314	2%		77%		85%
Cloud infrastructure as a service	180	1%		166	1%		8%		14%
Software license updates and product support	584	4%		568	3%		3%		12%
Hardware products	628	4%		667	4%		(6%	)	3%
Hardware support	355	2%		410	2%		(14%	)	(7%	)
Services	1,401	8%		1,455	8%		(4%	)	4%
Research and development	2,834	16%		2,718	15%		4%		7%
General and administrative	542	3%		547	3%		(1%	)	4%
Amortization of intangible assets	875	5%		1,116	6%		(22%	)	(22%	)
Acquisition related and other	25	0%		4	0%		505%		661%
Restructuring	178	1%		120	0%		48%		74%

Total operating expenses	11,832	68%		11,688	64%		1%		7%

OPERATING INCOME	5,609	32%		6,506	36%		(14%	)	(4%	)
Interest expense	(745)	(4%	)	(544)	(3%	)	37%		37%
Non-operating income, net	114	1%		25	0%		355%		529%

INCOME BEFORE PROVISION FOR INCOME TAXES	4,978	29%		5,987	33%		(17%	)	(6%	)

Provision for income taxes	1,033	6%		1,302	7%		(21%	)	(10%	)

NET INCOME	$3,945	23%		$4,685	26%		(16%	)	(5%	)

EARNINGS PER SHARE:
Basic	$0.92			$1.06
Diluted	$0.90			$1.04
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,278			4,434
Diluted	4,364			4,527

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the six months ended November 30, 2015 compared with the corresponding prior year period decreased our revenues by 7 percentage points, operating expenses by 6 percentage points and operating income by 10 percentage points.

ORACLE CORPORATION

Q2 FISCAL 2016 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase (Decrease) in US $				% Increase (Decrease) in Constant Currency (2)
	2015 GAAP	Adj.	2015 Non-GAAP	2014 GAAP	Adj.	2014 Non-GAAP	GAAP		Non-GAAP		GAAP		Non-GAAP
TOTAL REVENUES	$17,441	$6	$17,447	$18,194	$13	$18,207	(4%	)	(4%	)	3%		3%

TOTAL CLOUD AND ON-PREMISE SOFTWARE REVENUES	$13,467	$5	$13,472	$13,905	$11	$13,916	(3%	)	(3%	)	4%		4%
Cloud software as a service and platform as a service	934	4	938	698	5	703	34%		34%		39%		38%
Cloud infrastructure as a service	325	—	325	293	—	293	11%		11%		17%		17%
New software licenses	2,829	—	2,829	3,415	—	3,415	(17%	)	(17%	)	(11%	)	(11%	)
Software license updates and product support	9,379	1	9,380	9,499	6	9,505	(1%	)	(1%	)	6%		6%
TOTAL HARDWARE REVENUES	$2,250	$1	$2,251	$2,499	$2	$2,501	(10%	)	(10%	)	(2%	)	(3%	)
Hardware products	1,142	—	1,142	1,295	—	1,295	(12%	)	(12%	)	(4%	)	(4%	)
Hardware support	1,108	1	1,109	1,204	2	1,206	(8%	)	(8%	)	(1%	)	(1%	)

TOTAL OPERATING EXPENSES	$11,832	$(1,582)	$10,250	$11,688	$(1,691)	$9,997	1%		3%		7%		9%
Stock-based compensation (3)	504	(504)	—	451	(451)	—	12%		*		12%		*
Amortization of intangible assets (4)	875	(875)	—	1,116	(1,116)	—	(22%	)	*		(22%	)	*
Acquisition related and other	25	(25)	—	4	(4)	—	505%		*		661%		*
Restructuring	178	(178)	—	120	(120)	—	48%		*		74%		*
OPERATING INCOME	$5,609	$1,588	$7,197	$6,506	$1,704	$8,210	(14%	)	(12%	)	(4%	)	(4%	)
OPERATING MARGIN %	32%		41%	36%		45%	(360) bp.		(384) bp.		(239) bp.		(322) bp.
INCOME TAX EFFECTS (5)	$1,033	$451	$1,484	$1,302	$467	$1,769	(21%	)	(16%	)	(10%	)	(8%	)
NET INCOME	$3,945	$1,137	$5,082	$4,685	$1,237	$5,922	(16%	)	(14%	)	(5%	)	(6%	)
DILUTED EARNINGS PER SHARE	$0.90		$1.16	$1.04		$1.31	(13%	)	(11%	)	(1%	)	(2%	)
DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,364	—	4,364	4,527	—	4,527	(4%	)	(4%	)	(4%	)	(4%	)

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	Stock-based compensation was included in the following GAAP operating expense categories:

	Six Months Ended November 30, 2015			Six Months Ended November 30, 2014
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$107	$(107)	$—	$86	$(86)	$—
Cloud software as a service and platform as a service	8	(8)	—	5	(5)	—
Cloud infrastructure as a service	2	(2)	—	2	(2)	—
Software license updates and product support	12	(12)	—	9	(9)	—
Hardware products	3	(3)	—	3	(3)	—
Hardware support	3	(3)	—	3	(3)	—
Services	14	(14)	—	14	(14)	—
Research and development	298	(298)	—	242	(242)	—
General and administrative	57	(57)	—	87	(87)	—

Subtotal	504	(504)	—	451	(451)	—

Acquisition related and other	3	(3)	—	4	(4)	—

Total stock-based compensation	$507	$(507)	$—	$455	$(455)	$—

(4)	Estimated future annual amortization expense related to intangible assets as of November 30, 2015 was as follows:

Remainder of Fiscal 2016	$757
Fiscal 2017	1,005
Fiscal 2018	858
Fiscal 2019	751
Fiscal 2020	608
Fiscal 2021	466
Thereafter	1,154

Total intangible assets, net	$5,599

(5)	Income tax effects were calculated reflecting an effective GAAP tax rate of 20.8% and 21.7% in the first half of fiscal 2016 and 2015, respectively, and an effective non-GAAP tax rate of 22.6% and 23.0% in the first half of fiscal 2016 and 2015, respectively. The differences between our GAAP and non-GAAP tax rates in the first half of fiscal 2016 and 2015 were primarily due to the net tax effects of acquisition related items, including the tax effects of amortization of intangible assets.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	November 30, 2015	May 31, 2015
ASSETS

Current Assets:
Cash and cash equivalents	$17,411	$21,716
Marketable securities	34,924	32,652
Trade receivables, net	3,956	5,618
Inventories	238	314
Prepaid expenses and other current assets	2,089	2,220

Total Current Assets	58,618	62,520
Non-Current Assets:
Property, plant and equipment, net	3,855	3,686
Intangible assets, net	5,599	6,406
Goodwill, net	34,171	34,087
Deferred tax assets	1,341	1,458
Other assets	2,899	2,746

Total Non-Current Assets	47,865	48,383

TOTAL ASSETS	$106,483	$110,903

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current	$2,000	$1,999
Accounts payable	415	806
Accrued compensation and related benefits	1,597	1,839
Deferred revenues	6,998	7,245
Other current liabilities	2,744	3,317

Total Current Liabilities	13,754	15,206
Non-Current Liabilities:
Notes payable, non-current	39,940	39,959
Income taxes payable	4,273	4,386
Other non-current liabilities	2,184	2,254

Total Non-Current Liabilities	46,397	46,599
Equity	46,332	49,098

TOTAL LIABILITIES AND EQUITY	$106,483	$110,903

ORACLE CORPORATION

Q2 FISCAL 2016 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Six Months Ended November 30,
	2015	2014
Cash Flows From Operating Activities:
Net income	$3,945	$4,685
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	429	324
Amortization of intangible assets	875	1,116
Deferred income taxes	(83)	(321)
Stock-based compensation	507	455
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	147	136
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(40)	(74)
Other, net	77	103
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,614	1,813
Decrease in inventories	61	14
Decrease in prepaid expenses and other assets	139	439
Decrease in accounts payable and other liabilities	(960)	(861)
(Decrease) increase in income taxes payable	(367)	191
Increase (decrease) in deferred revenues	13	(230)

Net cash provided by operating activities	6,357	7,790

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(17,638)	(17,514)
Proceeds from maturities and sales of marketable securities and other investments	15,088	10,153
Acquisitions, net of cash acquired	(147)	(5,122)
Capital expenditures	(641)	(426)

Net cash used for investing activities	(3,338)	(12,909)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(6,258)	(4,087)
Proceeds from issuances of common stock	640	907
Shares repurchased for tax withholdings upon vesting of restricted stock-based awards	(77)	(7)
Payments of dividends to stockholders	(1,286)	(1,070)
Proceeds from borrowings, net of issuance costs	—	9,945
Repayments of borrowings	—	(1,500)
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	40	74
Distributions to noncontrolling interests	(85)	(196)

Net cash (used for) provided by financing activities	(7,026)	4,066

Effect of exchange rate changes on cash and cash equivalents	(298)	(563)

Net decrease in cash and cash equivalents	(4,305)	(1,616)

Cash and cash equivalents at beginning of period	21,716	17,769

Cash and cash equivalents at end of period	$17,411	$16,153

ORACLE CORPORATION

Q2 FISCAL 2016 FINANCIAL RESULTS

FREE CASH FLOW - TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2015				Fiscal 2016
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$15,357	$15,273	$14,509	$14,336	$13,464	$12,903

Capital Expenditures	(628)	(727)	(948)	(1,391)	(1,636)	(1,606)

Free Cash Flow	$14,729	$14,546	$13,561	$12,945	$11,828	$11,297

% Growth over prior year	4%	0%	(6)%	(10)%	(20)%	(22)%
GAAP Net Income	$10,948	$10,896	$10,827	$9,938	$9,501	$9,198

Free Cash Flow as a % of Net Income	135%	133%	125%	130%	124%	123%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

ORACLE CORPORATION

Q2 FISCAL 2016 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2015										Fiscal 2016
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
REVENUES
Cloud software as a service and platform as a service	$337		$361		$372		$416		$1,485		$451		$484				$934
Cloud infrastructure as a service	138		155		155		160		608		160		165				325

Total cloud revenues	475		516		527		576		2,093		611		649				1,259
New software licenses	1,370		2,045		1,982		3,138		8,535		1,151		1,677				2,829
Software license updates and product support	4,731		4,768		4,661		4,686		18,847		4,696		4,683				9,379

Total on-premise software revenues	6,101		6,813		6,643		7,824		27,382		5,847		6,360				12,208

Total cloud and on-premise software revenues	6,576		7,329		7,170		8,400		29,475		6,458		7,009				13,467
Hardware products	578		717		712		818		2,825		570		573				1,142
Hardware support	587		617		587		589		2,380		558		550				1,108

Total hardware revenues	1,165		1,334		1,299		1,407		5,205		1,128		1,123				2,250
Total services revenues	855		935		858		899		3,546		862		861				1,724

Total revenues	$8,596		$9,598		$9,327		$10,706		$38,226		$8,448		$8,993				$17,441

AS REPORTED REVENUE GROWTH RATES
Cloud software as a service and platform as a service	32%		39%		30%		29%		32%		34%		34%				34%
Cloud infrastructure as a service	26%		60%		28%		25%		33%		16%		7%				11%
Total cloud revenues	31%		45%		29%		28%		33%		29%		26%				27%
New software licenses	(2%	)	(4%	)	(7%	)	(17%	)	(9%	)	(16%	)	(18%	)			(17%	)
Software license updates and product support	7%		6%		2%		0%		4%		(1%	)	(2%	)			(1%	)
Total on-premise software revenues	5%		3%		(1%	)	(8%	)	(1%	)	(4%	)	(7%	)			(5%	)
Total cloud and on-premise software revenues	6%		5%		1%		(6%	)	1%		(2%	)	(4%	)			(3%	)
Hardware products	(14%	)	0%		(2%	)	(6%	)	(5%	)	(1%	)	(20%	)			(12%	)
Hardware support	(1%	)	1%		(2%	)	(1%	)	(1%	)	(5%	)	(11%	)			(8%	)
Total hardware revenues	(8%	)	1%		(2%	)	(4%	)	(3%	)	(3%	)	(16%	)			(10%	)
Total services revenues	(7%	)	(3%	)	(3%	)	(4%	)	(4%	)	1%		(8%	)			(4%	)
Total revenues	3%		3%		0%		(5%	)	0%		(2%	)	(6%	)			(4%	)
CONSTANT CURRENCY GROWTH RATES (2)
Cloud software as a service and platform as a service	32%		41%		34%		35%		35%		38%		39%				39%
Cloud infrastructure as a service	25%		62%		32%		31%		36%		23%		11%				17%
Total cloud revenues	30%		47%		33%		34%		36%		34%		31%				32%
New software licenses	(2%	)	0%		0%		(10%	)	(4%	)	(9%	)	(12%	)			(11%	)
Software license updates and product support	6%		9%		8%		8%		8%		8%		5%				6%
Total on-premise software revenues	4%		6%		6%		0%		4%		4%		0%				2%
Total cloud and on-premise software revenues	6%		8%		7%		2%		5%		6%		2%				4%
Hardware products	(14%	)	4%		6%		3%		0%		9%		(14%	)			(4%	)
Hardware support	(2%	)	5%		4%		7%		4%		4%		(5%	)			(1%	)
Total hardware revenues	(8%	)	4%		5%		5%		2%		6%		(10%	)			(2%	)
Total services revenues	(8%	)	1%		3%		5%		0%		10%		0%				5%
Total revenues	2%		7%		6%		3%		4%		7%		0%				3%

GEOGRAPHIC REVENUES
REVENUES
Americas	$4,620		$5,221		$5,134		$6,133		$21,107		$4,716		$4,960				$9,677
Europe, Middle East & Africa	2,589		2,911		2,813		3,067		11,380		2,456		2,645				5,101
Asia Pacific	1,387		1,466		1,380		1,506		5,739		1,276		1,388				2,663

Total revenues	$8,596		$9,598		$9,327		$10,706		$38,226		$8,448		$8,993				$17,441

HEADCOUNT
GEOGRAPHIC AREA
Americas	54,073		57,243		58,117		58,415				59,901		59,999
Europe, Middle East & Africa	23,349		26,997		26,989		26,988				27,030		27,541
Asia Pacific	45,496		46,312		46,456		46,962				48,139		48,620

Total company	122,918		130,552		131,562		132,365				135,070		136,160

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015 and 2014 for the fiscal 2016 and fiscal 2015 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q2 FISCAL 2016 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2015										Fiscal 2016
	Q1		Q2		Q3		Q4		TOTAL		Q1		Q2		Q3	Q4	TOTAL
AMERICAS
Total cloud and on-premise software revenues	$3,614		$4,044		$4,021		$4,926		$16,604		$3,684		$3,927				$7,611

Total hardware revenues	$583		$716		$686		$751		$2,737		$589		$595				$1,184

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	5%		6%		5%		6%		6%		2%		(3%	)			(1%	)
Total hardware revenues	(9%	)	3%		5%		1%		0%		1%		(17%	)			(9%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		8%		7%		9%		7%		6%		0%				3%
Total hardware revenues	(8%	)	5%		7%		4%		2%		6%		(14%	)			(5%	)

EUROPE / MIDDLE EAST / AFRICA
Total cloud and on-premise software revenues	$1,992		$2,234		$2,169		$2,369		$8,764		$1,873		$2,066				$3,940

Total hardware revenues	$338		$380		$379		$423		$1,519		$330		$316				$646

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	10%		4%		(3%	)	(22%	)	(5%	)	(6%	)	(8%	)			(7%	)
Total hardware revenues	(6%	)	2%		(6%	)	(4%	)	(3%	)	(2%	)	(17%	)			(10%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	7%		9%		9%		(8%	)	3%		7%		3%				5%
Total hardware revenues	(7%	)	8%		8%		15%		6%		14%		(6%	)			3%

ASIA PACIFIC
Total cloud and on-premise software revenues	$970		$1,051		$980		$1,105		$4,107		$901		$1,016				$1,916

Total hardware revenues	$244		$238		$234		$233		$949		$209		$212				$420

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	3%		2%		(3%	)	(10%	)	(3%	)	(7%	)	(3%	)			(5%	)
Total hardware revenues	(8%	)	(7%	)	(12%	)	(16%	)	(11%	)	(14%	)	(11%	)			(13%	)
CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	2%		7%		4%		(1%	)	3%		7%		6%				6%
Total hardware revenues	(8%	)	(3%	)	(6%	)	(8%	)	(6%	)	(3%	)	(3%	)			(3%	)

TOTAL COMPANY
Total cloud and on-premise software revenues	$6,576		$7,329		$7,170		$8,400		$29,475		$6,458		$7,009				$13,467

Total hardware revenues	$1,165		$1,334		$1,299		$1,407		$5,205		$1,128		$1,123				$2,250

AS REPORTED GROWTH RATES
Total cloud and on-premise software revenues	6%		5%		1%		(6%	)	1%		(2%	)	(4%	)			(3%	)
Total hardware revenues	(8%	)	1%		(2%	)	(4%	)	(3%	)	(3%	)	(16%	)			(10%	)

CONSTANT CURRENCY GROWTH RATES (2)
Total cloud and on-premise software revenues	6%		8%		7%		2%		5%		6%		2%				4%
Total hardware revenues	(8%	)	4%		5%		5%		2%		6%		(10%	)			(2%	)

(1)	The sum of the quarterly information presented may vary from the year-to-date information presented due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2015 and 2014 for the fiscal 2016 and fiscal 2015 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

APPENDIX A

ORACLE CORPORATION

Q2 FISCAL 2016 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•	Cloud software as a service and platform as a service, software license updates and product support and hardware support deferred revenues: Business combination accounting rules require us to account for the fair values of cloud software as a service and platform as a service contracts, software license updates and product support contracts and hardware support contracts assumed in connection with our acquisitions. Because these contracts are generally one year in duration, our GAAP revenues generally for the one year period subsequent to our acquisition of a business do not reflect the full amount of revenues on these assumed cloud and support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our cloud software as a service and platform as a service revenues, software license updates and product support revenues and hardware support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new cloud software as a service and platform as a service and hardware support contracts; however, we cannot be certain that our customers will renew our cloud software as a service and platform as a service contracts, software license updates and product support contracts or our hardware support contracts.

•	Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•	Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments including adjustments after the measurement period has ended and certain other operating items, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.